SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the Fund's Prospectuses, dated February 28, 2006.

The Credit Suisse Commodity Return Strategy Fund (the "Fund") will continue to impose a 2.00% redemption fee (short-term trading fee) on all Classes of shares currently being offered that are purchased, and subsequently redeemed or exchanged within 30 days from date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee also applies to redemptions by shareholders who hold shares through an account with a financial intermediary that invests in the Fund through an omnibus account. It will not apply to shares redeemed by shareholders pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more. Upon receipt of appropriate documentation, the Fund has the discretion to waive the redemption fee for hardship withdrawals. The current Prospectuses for the Common Class and Class A and Class C excludes from the redemption fee, shares (i) purchased by investment advisory clients of Credit Suisse or any of its affiliates; (ii) purchased by wrap fee accounts; and (iii) purchased by 401(k) plans, 403(b) plans, 457 plans or other employee or retirement plans sponsored by an employer (together, the "Exclusions"). Effective November 1, 2006, the Exclusions will no longer be available to shareholders of any Class of shares of the Fund.

The Board of Trustees of the Fund re-approved the redemption fee and eliminated the Exclusions to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.

Dated: October 10, 2006                                             16-1006
                                                                    for
                                                                    COM-PRO-CMN
                                                                    COM-PRO-LOAD
                                                                    2006-050